Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 1998 included in Equity Marketing Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                   ARTHUR ANDERSEN LLP

                                   Los Angeles, California
                                        July 7, 1998




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